LOSS PER SHARE (Tables)	12 Months Ended
Dec. 31, 2024
Earnings per share [abstract]
Schedule of loss per share
	For the year ended December 31
	2024	2023	2022
Calculation of basic earnings per share:
Net loss	(45,665)	(29,715)	(397,789)
Loss attributed to shareholders in USD	(45,665)	(29,715)	(397,789)

Weighted average number of Ordinary Shares	83,777,164	80,974,653	30,030,805

Basic and diluted loss per share attributed in USD	(0.54)	(0.37)	(13.25)